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News Release

FOR IMMEDIATE RELEASE

CONTACT:	John Nesbett/Kathryn McNeil	David Townsend
x	The Investor Relations Group	Liquidmetal Technologies
x	(212) 825-3210	(813) 314-0280

Liquidmetal Technologies Provides Update on
Status of External Audits and SEC Filings

        LAKE FOREST, CA, September 27, 2004—Liquidmetal® Technologies, Inc. (OTC:LQMT) announced today that it is nearing completion of the ongoing audits and expected restatement of the company’s consolidated financial results for certain prior reporting periods. Liquidmetal and Stonefield Josephson Inc. (“Stonefield”), the company’s independent auditor, currently expect to complete the audit and file its Form 10-K for the year ended December 31, 2003 by October 18, 2004.

        Liquidmetal and Stonefield also expect to complete the review of results and file the respective Form 10-Qs for the first and second quarters of 2004 shortly after the filing of its Form 10-K. The company intends to host a conference call to discuss these results and provide an update on current operations once it has become current in its SEC filings.

        As previously disclosed, Stonefield was engaged as Liquidmetal’s new independent auditor on May 21, 2004. Stonefield is currently finalizing a full audit of the company’s consolidated financial statements for the three years ended December 31, 2001, 2002, and 2003, as well as reviews of the company’s consolidated financial statements for the quarters ended March 31 and June 30, 2004. Given the time-consuming nature of comprehensively auditing three years of consolidated financial statements and reviewing two quarters of financial statements in 2004, Liquidmetal has not yet filed its Form 10-K for the year ended December 31, 2003 or its Forms 10-Q for the quarters ended March 31 and June 30, 2004.

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About Liquidmetal Technologies, Inc.

Liquidmetal Technologies, Inc., http://www.liquidmetal.com, is the leading developer, manufacturer, and marketer of products made from amorphous alloys. Amorphous alloys are unique materials that are characterized by a random atomic structure, in contrast to the crystalline atomic structure possessed by ordinary metals and alloys. Bulk Liquidmetal® alloys are two to three times stronger than commonly used titanium alloys, harder than tool steel, and relatively non-corrosive and wear resistant. Bulk Liquidmetal alloys can also be molded into precision net-shaped parts similar to plastics, resulting in intricate and sophisticated engineered designs. Liquidmetal Technologies is the first company to produce amorphous alloys in commercially viable bulk form, enabling significant improvements in products across a wide array of industries. The combination of a super alloy’s performance coupled with unique processing advantages positions Liquidmetal alloys for what the company believes will be The Third Revolution™ in material science.

This press release may contain “forward-looking statements” that involve risks and uncertainties, including statements regarding our anticipated financial results, as well as our plans, future events, objectives, expectations, forecasts, and the assumptions on which those statements are based. Any statement in this press release that is not a statement of historical fact is a forward-looking statement, and in some cases, words such as “believe,” “estimate,” “project,” “expect,” “intend,” “may,” “anticipate,” “plans,” “seeks,” and similar expressions identify forward-looking statements. These statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the anticipated outcomes or result, and undue reliance should not be placed on these statements. These risks and uncertainties include: unforeseen events that could further delay completion of the company’s audit process; pending litigation against the company and its potential outcome; our limited operating history in developing and manufacturing products from bulk amorphous alloys; the adoption of our alloys by customers; the commercial success of our customer’s products; our ability to identify, develop, and commercialize new applications for our alloys; competition with suppliers of incumbent materials; the development of new materials that render our alloys obsolete; the ability to manage our anticipated growth; our limited direct experience in manufacturing bulk alloy products; scaling-up our manufacturing facilities; protecting our intellectual property; problems associated with manufacturing and selling our alloys outside of the United States; and other risks and uncertainties discussed in filings made with the Securities and Exchange Commission (including risks described in subsequent reports on Form 10-Q, Form 10-K, Form 8-K, and other filings). Liquidmetal Technologies disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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